UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2003

MAXIMUS, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-12997	54-1000588
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11419 Sunset Hills Road, Reston, Virginia 20190-5207

(Address of Principal Executive Offices, including Zip Code)

(703) 251-8500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure.

Exhibit 99.1 hereto is furnished by MAXIMUS, Inc. (the “Company”) pursuant to Rule 100(a) of Regulation FD.

Item 12.  Results of Operations and Financial Condition.

On August 1, 2003, in a Current Report on Form 8-K, the Company furnished, as Exhibit 99.1, the full text of the press release announcing its financial results for the quarter ended June 30, 2003 pursuant to Item 12.

Exhibit 99.1 hereto is furnished by the Company pursuant to Item 12 of this Current Report on Form 8-K to provide supplemental segment information for the three- and nine-months ended June 30, 2002 and 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIMUS, Inc.

Date: August 4, 2003	By:	/s/ Richard A. Montoni
Richard A. Montoni, Chief Financial Officer
(Principal Financial and Accounting Officer)

Exhibit Index

Exhibit
Number	Description
99.1	Supplemental segment information for the three- and nine- months ended June 30, 2002 and 2003. Furnished herewith.